Exhibit 10.1

VCG HOLDING CORP.

2004 STOCK OPTION AND APPRECIATION RIGHTS PLAN

(As adopted on September 8, 2004)

ARTICLE I

ESTABLISHMENT AND PURPOSE

Section 1.1 VCG HOLDING CORP., a Colorado corporation (the “Company”), hereby establishes a stock option plan to be named the 2004 Stock Option and Appreciation Rights Plan (the “Plan”).

Section 1.2 The purpose of the Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company’s prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company’s progress, and to encourage such persons to continue to promote the best interests of the Company. The Plan provides for the grant of options to purchase shares of common stock of the Company, par value U.S. $0.0001 per share (the “Common Stock”), which qualify as incentive stock options (“Incentive Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), to be issued to such persons who are employees or officers, as well as options which do not so qualify (“Non-Qualified Options”) to be issued to officers, directors, employees and consultants. The Plan also provides for grants of stock appreciation rights (“Rights”) in connection with the grant of options under the Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the “Options” as the context may require.

Section 1.3 All stock options granted by the Company on or after the date that this Plan has been approved and adopted by the Company’s stockholders shall be governed by the terms and conditions of this Plan unless the terms of such option specifically indicate that it is not to be governed by this Plan.

ARTICLE II

ADMINISTRATION

Section 2.1 All determinations under the Plan concerning the selection of persons eligible to receive awards under the Plan and with respect to the timing, pricing and amount of a grant or award under this Plan shall be made by the administrator (the “Administrator”) of the Plan. The Administrator shall be the Company’s Board of Directors (the “Board”). With respect to persons subject to Section 16 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator.

Section 2.2 The provisions of this Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code and the regulations promulgated thereunder (“Section 422”). In the event any future statute or regulation shall modify Section 422, this Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to any Incentive Option granted pursuant to this Plan outstanding and unexercised at the time that any modifying statute or regulation becomes effective shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee. Any stock option agreement relating to an Incentive Option shall provide that the Optionee hold his stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of the exercise of such Incentive Option absent the written approval, consent or waiver of the Administrator.

Section 2.3 If any provision of this Plan is determined to disqualify the shares of Common Stock purchasable pursuant to the Incentive Options granted under this Plan from the special tax treatment provided by Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify the shares of Common Stock for said tax treatment.

Section 2.4 The Company shall grant Incentive Options and Non-Qualified Options, and Rights under the Plan in accordance with determinations made by the Board pursuant to the provisions of the Plan. All Options granted pursuant to the Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out the Plan and take such action in the administration of the Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board shall have plenary discretion, subject to the express provisions of this Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether stock appreciation rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan by the Administrator (unless otherwise determined by the Board) shall be final, conclusive and binding upon all persons.

Section 2.5 No member of the Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it. A member of the Administrator shall be indemnified by the Company, pursuant to the Company’s By-Laws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies due to such member’s participation in the administration of the Plan.

ARTICLE III

TOTAL NUMBER OF SHARES TO BE OPTIONED

Section 3.1 There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this Plan an aggregate of 1,000,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued by the Company under the Plan may be either issued shares reacquired by the Company at any time or authorized but unissued shares, as the Board from time to time may determine.

Section 3.2 In the event that any outstanding Options under the Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to stock appreciation rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are paid to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares may again be available for transfer under the Plan.

Section 3.3 No Options shall be granted pursuant to this Plan to any Optionee after the tenth anniversary of the earlier of the date that this Plan is adopted by the Board or the date that this Plan is approved by the Company’s stockholders.

ARTICLE IV

ELIGIBILITY

Section 4.1 Non-Qualified Options may be granted pursuant to this Plan only to officers, directors, employees and consultants who are not employees of the Company or any of its subsidiaries at the discretion of the Administrator. Incentive Options may be granted pursuant to this Plan only to officers, directors (who are also employees), and employees of the Company or any of its subsidiaries at the discretion of the Administrator. Persons granted Options pursuant to this Plan are hereinafter referred to as “Optionees.” For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine in its sole discretion that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this Plan.

Section 4.2 The Administrator will, in its discretion, determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which they may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; provided, however, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of the Plan.

ARTICLE V

TERMS AND CONDITIONS OF OPTIONS

Section 5.1 Each Option granted under the Plan shall be evidenced by a Stock Option Certificate and Agreement in a form not inconsistent with the Plan, provided that the following terms and conditions shall apply:

(a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the Option price for any Incentive Option shall not be less than the “fair market value” of the Common Stock at the time of grant. Notwithstanding the foregoing, if an Incentive Option to purchase shares is granted pursuant to this Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than 10% of the voting power of all classes of capital stock of the Company or its parent or subsidiary, not including the stock obtainable under the Option, the minimum exercise price of such Option shall be not less than 110% of the “fair market value” of the shares of Common Stock on the date of grant in accordance with Section 5.1(b) below.

(b) The “fair market value” shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the Common Stock is not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the common stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the common stock in arms-length transactions; or (ii) if the Common Stock is not then listed and traded upon a recognized securities exchange or quoted on The Nasdaq Stock Market, Inc. (“Nasdaq”), and there are reports of stock prices by a recognized quotation service, upon the basis of the mean between the closing bid and asked quotations for such stock on the date of grant as reported by a recognized stock quotation service, or, if there are no bid or asked quotations on that day, then upon the basis of the mean between the bid and asked quotations for such stock on the date nearest preceding that day; or (iii) if the Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on Nasdaq, upon the basis of the mean between the highest and lowest selling prices at which shares of the Common Stock were traded on such recognized securities exchange on that date or, if the Common Stock was not traded on such date, upon the basis of the mean of such prices on the date nearest preceding that date. In the absence of any of the above-referenced evidence of fair market value, the Administrator shall consider such other factors relating to the fair market value of the Common Stock as it shall deem appropriate.

(c) For the purpose of determining whether an Optionee owns more than 10% of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a stockholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

(d) Notwithstanding any other provision of this Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds US$100,000, such Options shall be treated as Non-Qualified Options.

(e) An Optionee may, in the Administrator’s discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; provided that non-employees are not eligible to receive Incentive Options.

(f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; provided, however, that any Incentive Option granted to a 10% or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than 10% stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

(g) Any Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee’s lifetime only by the Optionee.

(h) At least six months shall elapse from the date on which an Option is granted to a director, officer or beneficial owner of more than 10% of the outstanding common stock under this Plan by the Administrator to the date on which any share of common stock underlying such Option is sold or any Right associated with such Option is exercised, unless the Administrator otherwise consents in writing.

(i) In the event that stockholder approval of the Plan is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

(j) The Administrator may impose such other conditions with respect to the exercise of options, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable.

ARTICLE VI

EMPLOYMENT OR SERVICE OF OPTIONEE

Section 6.1 If the employment or service of an Optionee is terminated for cause, the Option and Rights, if any, of such Optionee, both accrued and future, under any then outstanding

Non-Qualified or Incentive Option shall terminate immediately. Unless the Administrator determines to define “cause” differently and such definition is set forth in the Stock Option Certificate, “cause” shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of customer information and/or lists, confidential or proprietary information of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of “cause” shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

Section 6.2 If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, or for disability, as defined in Section 22(e)(3) of the Code, the Option and Rights, if any, of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

Section 6.3 In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

Section 6.4 In the event of the death of an Optionee, the Option rights of such Optionee under any then outstanding Non-Qualified or Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option, and Rights, if any, at the date of death. If a person or estate acquires the right to exercise a Non-Qualified or Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

Section 6.5 In addition to the requirements set forth in the Plan, the Administrator may set such other targets, restrictions or other terms relating to the employment or service of the Optionee, including but not limited to a requirement that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option, and/or Rights, if any, granted to any Optionee.

Section 6.6 Options and/or Rights, if any, granted under the Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

Section 6.7 Nothing contained in the Plan, or in any Option and/or Rights, if any, granted pursuant to the Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee’s employment or service or change the Optionee’s compensation at any time.

ARTICLE VII

PURCHASE OF SHARES

Section 7.1 Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the total exercise price of the shares with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares shall be cumulative so that, once the right to purchase any shares has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with the Plan, as to the remaining number of shares subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check. Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his Option by tendering to the Company shares of the common stock of the Company or Options to purchase shares of Common Stock of the Company owned by him and having an aggregate fair market value at least equal to the total exercise price. The fair market value of any shares of common stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof. The fair market value of any Options tendered as consideration for an Option exercise shall be determined by subtracting the Option exercise price per share from the fair market value of a share of Common Stock and multiplying that difference by the number of shares to which the surrendered Option relates.

Section 7.2 Except as provided in Article VI, an Option may not be exercised unless the holder thereof is an officer, director, employee or consultant of the Company at the time of exercise.

Section 7.3 No Optionee, or optionee’s executor, administrator, legatee, distributee or other permitted transferee, shall be deemed to be a holder of any shares subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such are issued to such person(s) under the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VIII hereof.

Section 7.4 If (i) the listing, registration or qualification of the Options issued hereunder, or of any securities that may be purchased upon exercise of such Options (the “Subject Securities”) upon any securities exchange or quotation system, or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

Section 7.5 An Optionee may be required to represent to the Company as a condition of his exercise of Options issued under this Plan: (i) that the Subject Securities acquired upon Option exercise are being acquired by him for investment and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended, (the “Securities Act”) or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of the Plan and the subject Option.

Section 7.6 The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the Right to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of the Company’s stock valued at the then fair market value, or a combination thereof as determined by the Board) equal to the difference between the then fair market value of the shares issuable upon the exercise of the Option or portions thereof surrendered and the Option price payable upon the exercise of the Option or portions thereof surrendered (the “Spread”). Such Rights may be included in an Option only under the following conditions: (a) the Rights will expire no later than the expiration of the underlying Option; (b) the Rights may be for no more than 100% of the Spread; (c) the Rights are transferable only when the underlying Option is transferable, and under the same conditions; (d) the Rights may be exercised only when the underlying Option is eligible to be exercised; (e) the Rights may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option; and (f) any Rights granted to an Optionee shall be subject to all terms, conditions and provisions governing the Options, as expressed in the Plan and in the Option agreement issued to such Optionee pursuant to the Plan.

Section 7.7 An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a “cashless exercise” shall be approved in advanced by the Administrator.

ARTICLE VIII

CHANGE IN NUMBER OF OUTSTANDING SHARES OF

STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

Section 8.1 In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment may be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under the Plan, including the maximum number that may be granted to any one person. In addition, the Administrator may make appropriate adjustments in the number and kind of shares as to which outstanding Options, and, to the extent granted, Rights in connection therewith, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee’s proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option, and to the extent granted, Rights in connection therewith, and with a corresponding adjustment in the Option price per share. Any such adjustment made by the Administrator shall be conclusive.

Section 8.2 The grant of an Option, and any Rights granted in connection therewith, pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

Section 8.3 Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options, and any Rights granted in connection therewith, hereunder are changed into or exchanged for cash or property or securities not of the Company’s issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, the Plan shall terminate, and all Options, and any Rights granted in connection therewith, theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options, and/or any Rights granted in connection therewith, theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Options, and/or any Rights granted in connection therewith, theretofore granted shall continue in the manner and under the terms so provided. If the Plan and unexercised Options, and/or any Rights granted in connection therewith, shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable; except that the exercise of any Rights after such termination shall be allowed solely at the discretion of the Board.

ARTICLE IX

DURATION, AMENDMENT AND TERMINATION

Section 9.1 The Board of Directors may at any time terminate the Plan or make such amendments thereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to applicable law; provided, however, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, affect or impair the rights of such individual under such Option. Pursuant to Section 422(b)(2) of the Code, no Incentive Option may be granted pursuant to this Plan more than ten years from the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

ARTICLE X

RESTRICTIONS

Section 10.1 Any Options and any shares of Common Stock issued pursuant to the Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Board, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof or any other applicable law. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine, including but not limited to provisions which allow the Company to reacquire such shares at their original purchase price if the Optionee’s employment terminates within a stated period after the acquisition of such shares. By accepting an award pursuant to the Plan each Optionee shall thereby agree to any such restrictions.

Section 10.2 Any certificate issued to evidence shares issued pursuant to an Option shall bear such legends and statements as the Board or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares will be delivered under the Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Board or counsel to the Company deems necessary or advisable.

ARTICLE XI

FINANCIAL ASSISTANCE

Section 11.1 The Company is vested with authority under this Plan, at the discretion of the Board, to assist any employee of the Company to whom an Option is granted hereunder in the payment of the purchase price payable on exercise of that Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board. Any such assistance shall be made pursuant to and shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, the Sarbanes-Oxley Act of 2002 and rules and regulations promulgated thereunder, and any other applicable law, rule or regulation.

ARTICLE XII

APPLICATION OF FUNDS

Section 12.1 The proceeds received by the Company from the sale of stock pursuant to the Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board.

ARTICLE XIII

EFFECTIVENESS OF PLAN

Section 13.1 This Plan shall become effective upon adoption by the Board, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3. This Plan must be approved by the Company’s stockholders in accordance with the applicable provisions (relating to the issuance of stock or Options) of the Company’s governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company’s outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of the Plan by the Board or within such other time period required under Section 422 and the regulations thereunder, this Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

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